UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

FS INVESTMENT CORPORATION II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

FS INVESTMENT CORPORATION II

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

October 11, 2018

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of FS Investment Corporation II (the “Company”) to be held on Monday, December 3, 2018 at 10:00 a.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (the “Annual Meeting”).

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.

The Notice of Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to:

(i) to elect or approve the appointment of the following individuals, in each case subject to the conditions set forth in the proxy statement accompanying this letter: (a) Barbara Adams as a Class A director, who has been nominated for election for a three-year term expiring at the 2021 annual meeting of the stockholders, (b) Brian R. Ford and Jeffrey K. Harrow as Class A directors, who have been conditionally appointed by the board of directors to fill vacancies to serve for the remainder of a term expiring at the 2021 annual meeting of the stockholders, (c) Frederick Arnold and Michael J. Hagan as Class B directors, each of whom has been conditionally appointed by the board of directors to fill a vacancy and serve for the remainder of a term expiring at the 2019 annual meeting of the stockholders, and (d) James H. Kropp and Joseph P. Ujobai as Class C directors, each of whom has been conditionally appointed by the board of directors to fill a vacancy and serve for the remainder of a term expiring at the 2020 annual meeting of the stockholders; and

(ii) ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

The Company has elected to provide access to its proxy materials to certain of its stockholders over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about October 17, 2018, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report and how to submit proxies over the Internet. All other stockholders will receive a copy of the proxy statement and annual report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement and annual report. The Company believes that providing its proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card.

Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Michael C. Forman

Chairman and Chief Executive Officer

FS INVESTMENT CORPORATION II

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 3, 2018

To the Stockholders of FS Investment Corporation II:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of FS Investment Corporation II, a Maryland corporation (the “Company”), will be held at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on Monday, December 3, 2018 at 10:00 a.m., Eastern Time (the “Annual Meeting”), for the following purposes:

1.

To elect or approve the appointment of the following individuals, in each case subject to the conditions set forth in the proxy statement accompanying this notice: (a) Barbara Adams as a Class A director, who has been nominated for election for a three-year term expiring at the 2021 annual meeting of the stockholders, (b) Brian R. Ford and Jeffrey K. Harrow as Class A directors, who have been conditionally appointed by the board of directors to fill a vacancy and serve for the remainder of a term expiring at the 2021 annual meeting of the stockholders, (c) Frederick Arnold and Michael J. Hagan as Class B directors, each of whom has been conditionally appointed by the board of directors to fill a vacancy and serve for the remainder of a term expiring at the 2019 annual meeting of the stockholders, and (d) James H. Kropp and Joseph P. Ujobai as Class C directors, each of whom has been conditionally appointed by the board of directors to fill a vacancy and serve for the remainder of a term expiring at the 2020 annual meeting of the stockholders;

2.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

The board of directors has fixed the close of business on October 10, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2017 (the “Annual Report”) are available at www.proxyvote.com.

If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.

By Order of the Board of Directors,

Stephen S. Sypherd

General Counsel and Secretary

October 11, 2018

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the board of directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Stockholders also have the option to authorize their proxies by telephone or through the Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

FS INVESTMENT CORPORATION II

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 3, 2018

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of FS Investment Corporation II, a Maryland corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., Eastern Time, on Monday, December 3, 2018, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the accompanying materials are being mailed on or about October 17, 2018 to stockholders of record described below and are available at www.proxyvote.com.

All properly executed proxies representing shares of common stock, par value $0.001 per share, of the Company (the “Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR:

(i) the proposal to elect or approve the appointment of the following individuals, in each case subject to the conditions set forth in this proxy statement: (a) Barbara Adams, as a Class A director, who has been nominated for election for a three-year term expiring at the 2021 annual meeting of the stockholders, (b) Brian R. Ford and Jeffrey K. Harrow as Class A directors, who have been conditionally appointed by the board of directors to fill vacancies and serve for the remainder of a term expiring at the 2021 annual meeting of the stockholders; (c) Frederick Arnold and Michael J. Hagan as Class B directors, each of whom has been conditionally appointed by the board of directors to fill a vacancy and serve for the remainder of a term expiring at the 2019 annual meeting of the stockholders, and (d) James H. Kropp and Joseph P. Ujobai as Class C directors, each of whom has been conditionally appointed by the board of directors to fill a vacancy and serve for the remainder of a term expiring at the 2020 annual meeting of the stockholders (the “Director Proposal”); and

(ii) the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (the “Accountant Proposal”).

Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to any proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

Stockholders of the Company are entitled to one vote for each Share held. Under the Articles of Amendment and Restatement of the Company (the “Charter”), one third of the number of Shares entitled to cast votes, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting.

Adjournments

In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for the Annual Meeting without notice, other than announcement at the Annual Meeting, to permit further solicitation of proxies. The persons named as proxies for the Company will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

The Board has fixed the close of business on October 10, 2018 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 323,240,508 Shares outstanding.

Required Vote

Director Proposal. Each director nominee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Plurality voting means that the director nominee with the most votes for a particular seat is elected for that seat. Because all of the director nominees are running unopposed, all director nominees are expected to be elected as directors, as all nominees who receive votes in favor will be elected. Each Share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Proposal. There will be no cumulative voting with respect to the Director Proposal.

Accountant Proposal. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present, is required to ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Accountant Proposal.

Broker Non-Votes

Shares for which brokers have not received voting instructions from the beneficial owner of the Shares and do not have, or choose not to exercise, discretionary authority to vote the Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as Shares present for quorum purposes. Because the Director Proposal is a non-routine matter, brokers will not have discretionary authority to vote on the matter. Broker non-votes are not considered votes cast and thus have no effect on the Director Proposal. Because the Accountant Proposal is a routine matter, brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, and therefore, there will not be any broker non-votes with respect to the Accountant Proposal.

Householding

Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (annual reports, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, DST Systems, Inc. by telephone at (877) 628-8575 or by mail to FS Investment Corporation II, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

Voting

You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Stockholders of the Company are entitled to one vote for each Share held.

When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 10:00 a.m., Eastern Time, on December 3, 2018.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2017 (the “Annual Report”) are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the proxy statement and the Annual Report.

If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.

Other Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, proxy card and Annual Report. The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor). The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $10,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Notice of Internet Availability of Proxy Materials

In accordance with SEC regulations, the Company has made this proxy statement, the Notice of Annual Meeting and the Annual Report available to stockholders on the Internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting” above, and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

This proxy statement, the Notice of Annual Meeting and the Annual Report are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by e-mail to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by e-mail, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of October 10, 2018, the beneficial ownership of the director nominees, the Company’s executive officers and directors, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of October 10, 2018. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.

	Shares Beneficially Owned as of October 10, 2018
Name and Address of Beneficial Owner(1)	Number of Shares	Total Beneficial Ownership (%)(2)
Interested Directors:
Michael C. Forman(3)	186,286	*
Todd Builione	—	—

Independent Directors:
Barbara Adams(4)	3,413	*
Stephen T. Burdumy	—	—
Richard I. Goldstein	10,930	*
Jerel A. Hopkins	—	—
Robert E. Keith, Jr	23,333	*
Paul Mendelson	16,766	*
John E. Stuart	50,000	*
Scott J. Tarte	50,297	*

Independent Director Nominees (other than current directors):
Frederick Arnold	—	—
Brian R. Ford	—	—
Michael J. Hagan	22,222	*
Jeffrey K. Harrow	18,629	*
James H. Kropp	—	—
Joseph P. Ujobai	—	—

Executive Officers:
William Goebel	3,565	*
Zachary Klehr	9,315	*
Stephen S. Sypherd	5,590	*
Daniel Pietrzak	—	—
James F. Volk	—	—

Current Directors and Executive Officers as a group (15 persons)	359,495	*

*	Less than one percent.
(1)	The address of each of the beneficial owners set forth above is c/o FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
(2)	Based on a total of 323,240,508 Shares issued and outstanding on October 10, 2018.
(3)	All Shares held through The 2011 Forman Investment Trust, a trust created by Mr. Forman for the benefit of his minor children.
(4)	All Shares held in an Individual Retirement Account.

Dollar Range of Equity Securities Beneficially Owned by Directors and Director Nominees

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director and director nominee as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or Over $100,000. For purposes of this proxy statement, the term “Fund Complex” is defined to include the Company, FS Investment Corporation, FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust, Inc. and Corporate Capital Trust II.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)
Interested Directors:
Michael C. Forman	Over $100,000	Over $100,000
Todd Builione	None	None

Independent Directors:
Barbara Adams	$10,001-$50,000	$50,001-$100,000
Stephen T. Burdumy	None	$10,001-$50,000
Richard I. Goldstein	$50,001-$100,000	Over $100,000
Jerel A. Hopkins	None	$50,001-$10,000
Robert E. Keith, Jr	Over $100,000	Over $100,000
Paul Mendelson	Over $100,000	Over $100,000
John E. Stuart	Over $100,000	Over $100,000
Scott J. Tarte	Over $100,000	Over $100,000

Independent Director Nominees (other than current directors):
Frederick Arnold	None	None
Brian R. Ford	None	$10,001-$50,000
Michael J. Hagan	Over $100,000	Over $100,000
Jeffrey K. Harrow	Over $100,000	Over $100,000
James H. Kropp	None	None
Joseph P. Ujobai	None	None

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)

The dollar range of equity securities of FS Investment Corporation and Corporate Capital Trust, Inc. beneficially owned by directors of the Company and director nominees, if applicable, is calculated by multiplying the closing price of the shares of FS Investment Corporation or Corporate Capital Trust, Inc., as applicable, as reported on the New York Stock Exchange, LLC (“NYSE”) on October 10, 2018, times the number of such shares beneficially owned. The dollar range of equity securities of the other funds in the Fund Complex is calculated in accordance with the applicable account statement rules of The Financial Industry Regulatory Authority, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its Shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to such persons were timely filed.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

Pursuant to the Company’s Third Amended and Restated Bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law, which is one, or greater than twelve. The Board is currently comprised of 10 directors. On September 27, 2018, the Board approved the expansion of the size of the Board from 10 directors to 11 directors, effective automatically upon the election or approval of the persons named for election or approval in this proxy statement and immediately prior to the qualification of such persons as directors, as set forth below.

The directors of the Company are divided into three classes, designated Class A, Class B and Class C. Each class of directors holds office for a three-year term. The current Class A directors hold office for a term expiring at the Annual Meeting. The current Class B directors hold office for a term expiring at the at the 2019 annual meeting. The current Class C directors hold office for a term expiring at the 2020 annual meeting. Upon the expansion of the size of the Board from 10 directors to 11 directors described above, a new seat will be created in Class A.

At the Annual Meeting, stockholders of the Company are being asked to consider the election of Barbara Adams as a Class A director who has been nominated for re-election for a three-year term expiring at the 2021 annual meeting of the stockholders.

Stockholders of the Company are also being asked to approve the appointment of certain additional directors who have been conditionally appointed by the Board to fill certain vacancies on the Board, subject to the creation of such vacancies. Such vacancies will be created by the expansion of the Board and the resignation by the following current directors on the Board: Stephen T. Burdumy, Robert E. Keith, Jr., Paul Mendelson, John E. Stuart and Scott J. Tarte (the “Resigning Directors”). On September 27, 2018, each of the Resigning Directors tendered to the Company his resignation from the Board, conditioned and effective upon the approval by the Company’s stockholders of his successor. On September 27, 2018, the Board appointed each of Frederick Arnold, Brian R. Ford, Michael J. Hagan, Jeffrey K. Harrow, James H. Kropp and Joseph P. Ujobai (the “New Directors”) to fill the vacancies which may be created by these resignations and the expansion of the Board. Each of the New Directors is currently a director of one or more funds advised by the Advisor or an affiliate of FS Investments.

The following table sets forth the name of each Resigning Director or new director seat to be filled, the name of the individual who is proposed to fill the applicable vacancy and class and term such person would fill:

New Director Seat/Resigning Director	New Director	Class (Expiration of Term)
Robert E. Keith, Jr.	Frederick Arnold	Class B (2019)
Paul Mendelson	Michael J. Hagan	Class B (2019)
John E. Stuart	James H. Kropp	Class C (2020)
Scott J. Tarte	Joseph P. Ujobai	Class C (2020)
New Director Seat	Brian R. Ford	Class A (2021)
Stephen T. Burdumy	Jeffrey K. Harrow	Class A (2021)

At the Annual Meeting, stockholders of the Company are being asked to approve the Board’s appointment of the New Directors, in each case to serve until the expiration of the term indicated next to his name in the table above and until a successor is elected and qualifies. If the Director Proposal is not approved by the Company’s stockholders, the Resigning Directors will not resign and the New Directors will not become directors of the Company.

Each New Director, if elected or approved will participate in the Company’s standard independent director compensation arrangements. Each director nominee has agreed to serve as a director if re-elected or elected, as applicable, and has consented to being put up for election or approval in this proxy statement. No person being nominated or appointed as a director is being proposed or appointed for election pursuant to any agreement or understanding between such person and the Company.

A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named above. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unwilling or unable to serve.

Information about the Board and Director Nominees

The role of the Board is to provide general oversight of the Company’s business affairs and to exercise all of the Company’s powers except those reserved for the stockholders. The responsibilities of the Board also include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, oversight of the Company’s financing arrangements and corporate governance activities.

A majority of the members of the Board are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company or FS/KKR Advisor, LLC, the Company’s investment adviser (the “Advisor”), and are “independent” as defined by Rule 303A.00 in the NYSE Listed Company Manual. These individuals are referred to as the Company’s independent directors (the “Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board who are not Independent Directors are referred to as interested directors (the “Interested Directors”).

The Board is currently comprised of ten directors, eight of whom are Independent Directors. The Board has determined that the following directors and director nominees are, or if applicable, will be, Independent Directors: Ms. Adams and Messrs. Arnold, Burdumy, Ford, Goldstein, Hagan, Harrow, Hopkins, Keith, Kropp, Mendelson, Stuart, Tarte and Ujobai. Based upon information requested from each director nominee concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the Independent Director nominees has, or within the last two years had, a material business or professional relationship with the Company, other than, if applicable, in his or her capacity as a member of the Board or any Board committee or as a stockholder. If each of the director nominees is elected, the Board will be comprised of eleven directors, nine of whom will be Independent Directors.

In considering each director nominee and the composition of the Board as a whole, the Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, that the Board believes enables a director to make a significant contribution to the Board, the Company and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or trustees of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company.

These experiences, characteristics, attributes and skills relate directly to the management and operations of the Company. Success in each of these categories is a key factor in the Company’s overall operational success and creating stockholder value. The Board believes that directors who possess these experiences, characteristics, attributes and skills are better able to provide oversight of the Company’s management and the Company’s long-term and strategic objectives. Below is a description of the experience, characteristics, attributes and skills of each director nominee that led the Board to conclude that each such person should serve as a director. The Board also considered the specific experience described in each director nominee’s biographical information, as disclosed below.

The following tables set forth certain information regarding the Independent Director nominees, the Independent Directors who are not nominees and the Interested Directors.

NOMINEES FOR CLASS A DIRECTORS—NEW TERM TO EXPIRE IN 2021
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Barbara Adams Age: 66 Director	Since 2012

Barbara Adams served as the executive vice president—legal affairs and general counsel of the Philadelphia Housing Authority from August 2011 to April 2016, and as a trustee of each of the Philadelphia Housing Authority Retirement Income Trust and the Philadelphia Housing Authority Defined Contribution Pension Plan from November 2011 to April 2016. She served as the general counsel of the Commonwealth of Pennsylvania from 2005 until January 2011. As general counsel to the Commonwealth, Ms. Adams led a staff of more than 500 lawyers in representing then Pennsylvania Governor Edward G. Rendell and more than 30 executive and independent agencies and commissions in litigation, transactions, regulatory, legislative and criminal justice matters. Prior to her appointment as general counsel to the Commonwealth, Ms. Adams was a partner at the law firm of Duane Morris LLP in Philadelphia, focusing her practice on taxable and tax-exempt public finance, affordable housing development matters, state and local government law, energy law and campaign finance law. Ms. Adams previously served as the policy committee co-chair on housing, in then Governor-elect Edward G. Rendell’s transition team. She is a charter member of the Forum on Affordable Housing and Community Development Law of the American Bar Association and is a member of the National Association of Bond Lawyers and the American and Pennsylvania Bar Associations.

She is a past member of the board and secretary of Philadelphia Neighborhood Enterprise, a nonprofit corporation affiliated with The Enterprise Foundation, a past member of the board and treasurer of the Reading Terminal Market, and a past member of the respective boards of the Pennsylvania Association of Bond Lawyers, the Philadelphia Association of Community Development Corporations and the People’s Emergency Center in Philadelphia.

Ms. Adams has served on a number of other charitable and public organizations, including a term as commissioner of the Philadelphia Gas Commission, as an advisory board member on the Homeless Advocacy Project of the Philadelphia Bar Association, as a commissioner on the Independent Charter Commission of the City of Philadelphia and as an advisory board member of The Nuclear World Project. She is currently a member of the board and secretary of the Philadelphia Energy Authority and a member of the board of the Committee of Seventy. Ms. Adams is a graduate of Temple University School of Law and a graduate of Smith College.

Ms. Adams’ extensive service in the private and public sectors provides her with experience that are beneficial to the Company.

One

NEW DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Frederick Arnold Age: 63 N/A	N/A

Frederick Arnold serves as a member of the post-emergence board of directors of Lehman Brothers Holdings Inc., a member of the board of directors of Lehman Commercial Paper Inc. and a member of the board of directors of Syncora Holdings, Ltd. Mr. Arnold has held a series of senior financial positions, and most recently served as chief financial officer of Convergex Group, LLC from July 2015 until May 2017. Previously Mr. Arnold served as executive vice president, chief financial officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011. He also served as executive vice president of finance for Masonite Corporation, a manufacturing company, from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings Ltd. and as executive vice president of strategic development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Prior to these roles, Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. He also provides pro-bono transactional advice to the New York City Investment Partnership. Mr. Arnold received a J.D. from Yale University, M.A. from Oxford University and undergraduate degree, summa cum laude, from Amherst College.

Mr. Arnold’s leadership experience and financial expertise having been an international investment banker and chief financial officer provides him with experience that would be beneficial to the Company.

			One	Lehman Brothers Holdings Inc.; Lehman Commercial Paper Inc.; Syncora Holdings Ltd.; CIFC Corp.; Corporate Capital Trust II

NEW DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Brian R. Ford Age: 69 N/A	N/A

Brian R. Ford retired as a partner of Ernst & Young LLP, a multinational professional services firm, in July 2008, where he was employed since 1971. Mr. Ford currently serves on the board of various public companies, including GulfMark Offshore, Inc. (“GulfMark”), a global provider of marine transportation, since March 2009. He also has served as the chairman of the audit committee of GulfMark since March 2011. Mr. Ford has also served on the board of NRG Yield, Inc. (“NRG”), which invests in contracted renewable and conventional generation and thermal infrastructure assets, since July 2013, has served on its audit committee, compensation committee and corporate governance and conflicts and nominating committee since July 2013 and has served as the chairman of its audit committee since January 2016. He has also served on the board of AmeriGas Propane, Inc., a propane company, since November 2013, and has served as a member of its audit committee and corporate governance committee since November 2013. Mr. Ford serves as a member of the boards of trustees of FS Energy Total Return Fund, FS Credit Income Fund and FS Multi-Alternative Income Fund. Mr. Ford was previously the chief executive officer of Washington Philadelphia Partners, LP, a real estate investment company, from July 2008 to April 2010. He also has served on the boards of Drexel University and Drexel University College of Medicine since March 2004 and March 2009, respectively. Mr. Ford received his B.S. in Economics from Rutgers University. He is a Certified Public Accountant.

Mr. Ford’s extensive financial accounting experience and service on the boards of public companies provides him with insight which is beneficial to the Company.

			One	GulfMark Offshore, Inc.; NRG Yield, Inc.; and AmeriGas Propane, Inc.; FS Energy Total Return Fund; FS Credit Income Fund; FS Multi-Alternative Income Fund

NEW DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Michael J. Hagan Age: 55 N/A	N/A

Michael J. Hagan is a co-founder of Hawk Capital Partners, a private equity firm, where he currently serves as managing partner, and has served in such capacity since December 2014. Prior to co-founding Hawk Capital Partners, Mr. Hagan previously served as the President of LifeShield, Inc (“LifeShield”), from June 2013 to May 2014, a leading wireless home security company which was acquired by and became a division of DirecTV in 2013. He previously served as the chairman, president and chief executive officer of LifeShield from December 2009 to May 2013. Prior to his employment by LifeShield, Mr. Hagan served as chairman of NutriSystem, Inc. (“NutriSystem”), from 2002 to November 2008, as chief executive officer of NutriSystem from 2002 to May 2008 and as president of NutriSystem from July 2006 to September 2007. Prior to joining NutriSystem, Mr. Hagan was the co-founder of Verticalnet Inc. (“Verticalnet”), and held a number of executive positions at Verticalnet since its founding in 1995, including chairman of the board from 2002 to 2005, president and chief executive officer from 2001 to 2002, executive vice president and chief operating officer from 2000 to 2001 and senior vice president prior to that time. Mr. Hagan has served on the board of directors of NutriSystem since February 2012, presiding in the role of chairman of the board since April 2012. Mr. Hagan previously served as a director of NutriSystem from 2002 to November 2008, Verticalnet from 1995 to January 2008 and Actua Corporation (formerly known as ICG Group, Inc.) from June 2007 to February 2018. Mr. Hagan also served as a member of the board of trustees of American Financial Realty Trust from 2003 to June 2007. Mr. Hagan holds a B.S. in Accounting from Saint Joseph’s University. He is also a Certified Public Accountant (inactive).

Mr. Hagan has significant experience as an entrepreneur and senior executive at public and private organizations. Mr. Hagan also has extensive experience in corporate finance, private equity, financial reporting and accounting and controls. This experience has provided Mr. Hagan with experience and insight which is beneficial to the Company.

			One	Actua

NEW DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Jeffrey K. Harrow Age: 61 N/A	N/A

Jeffrey K. Harrow has been chairman of Sparks Marketing Group, Inc. (“Sparks”) since 2001. Mr. Harrow is responsible for both operating divisions of Sparks, which includes Sparks Custom Retail and Sparks Exhibits & Environments, with offices throughout the United States and China. Sparks’ clients include a number of Fortune 500 companies. Prior to joining Sparks, Mr. Harrow served as president and chief executive officer of CMPExpress.com from 1999 to 2000. Mr. Harrow created the strategy that allowed CMPExpress.com to move from a Business-to-Consumer marketplace into the Business-to-Business sector. In 2000, Mr. Harrow successfully negotiated the sale of CMPExpress.com to Cyberian Outpost (NASDAQ ticker: COOL). From 1982 through 1998, Mr. Harrow was the president, chief executive officer and a director of Travel One, a national travel management company. Mr. Harrow was responsible for growing the company from a single office location to more than 100 offices in over 40 cities and to its rank as the 6th largest travel management company in the United States. Under his sales strategy, annual revenues grew from $8 million to just under $1 billion. During this time, Mr. Harrow purchased nine travel companies in strategic cities to complement Travel One’s organic growth. In 1998, Mr. Harrow and his partners sold Travel One to American Express. Mr. Harrow’s past directorships include service as a director of Cherry Hill National Bank, Hickory Travel Systems, Marlton Technologies and Ovation Travel Group and the Dean’s Board of Advisors of The George Washington University School of Business. Mr. Harrow is a graduate of The George Washington University School of Government and Business Administration, where he received his B.B.A. in 1979.

Mr. Harrow has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him with experience and insight which is beneficial to the Company.

Two

NEW DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
James H. Kropp Age: 69 N/A	N/A

James H. Kropp currently serves as Chief Investment Officer of SLKW Investments LLC, successor to i3 Funds, LLC, a position he has held since 2008. He is also Chief Financial Officer of Microproperties LLC, where he has served in this capacity since 2011. He was the interim Chief Financial Officer of TaxEase LLC, a property tax lender and tax lien investor from 2010 to February 2012. Since 1998, Mr. Kropp has been a director, Chairman of the Compensation Committee and Member of the Nominating/Corporate Governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the NYSE. Mr. Kropp became an Independent Trustee of NYSE- listed American Homes 4 Rent and Chairman of its Audit Committee at its founding in November 2012. Mr. Kropp received a B.B.A. Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs.

Mr. Kropp’s prior experience on several investment fund committees and his direct experience with investments as a portfolio manager and registered investment adviser is valuable to the Company.

			Two	PS Business Parks, Inc., American Homes 4 Rent
Joseph P. Ujobai Age: 56 N/A	N/A

Joseph P. Ujobai has served as the executive vice president of SEI Investments Company (“SEI”) since May 2003 and also as the chief executive officer and managing director of SEI Investments (Europe) Limited since January 2000. He is responsible for the development of SEI’s worldwide private banks and distribution business. Prior to this, Mr. Ujobai had overall responsibility for the start up of SEI’s business outside of the United States. From May 1996 to January 1999, he was the Managing Director of SEI Investments, Latin America, based in Buenos Aires, Argentina. Before these international assignments Mr. Ujobai worked in SEI’s Global Wealth Platform, managing large institutional relationships. Mr. Ujobai has also worked as Senior Vice President of Global Distribution for Kidder Peabody Asset Management and as Senior Relationship Manager at the IBM Corporation. Mr. Ujobai currently serves as a trustee for FS Energy Total Return Fund, FS Credit Income Fund and FS Multi-Alternative Income Fund. Mr. Ujobai holds a B.A. in Business Administration from Drexel University.

Mr. Ujobai’s extensive experience with investment and financial services companies has provided him with experience and insight which is beneficial to the Company.

			One	FS Energy Total Return Fund, FS Credit Income Fund; FS Multi-Alternative Income Fund

INDEPENDENT DIRECTORS
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Stephen T. Burdumy Age: 61 Director	Since 2014

Stephen T. Burdumy is the executive vice president, chief operating officer and chief financial officer of Transformative Pharmaceutical Solutions, and has also served as of counsel at the law firm of Drinker Biddle & Reath LLP (“Drinker Biddle”) since April 2016. Prior to that he served as a partner at Drinker Biddle since January 2002. Prior to joining Drinker Biddle, Mr. Burdumy was an attorney at Klehr Harrison Harvey Branzburg LLP (“Klehr Harrison”) from 1982 to 2002, including as a partner from 1988 to 2002. Mr. Burdumy was a member of the board of directors of the Philadelphia Alliance for Capital and Technologies from June 2010 to July 2012. Mr. Burdumy received a B.S.F.S. in International Economics with a concentration in International Finance and Commerce, cum laude, from Georgetown University, and a J.D. from the University of San Francisco Law School.

Mr. Burdumy has extensive experience in corporate and securities law matters and has represented various public companies, privately-held businesses and private equity, venture capital and hedge funds, as well as investment managers, emerging companies and entrepreneurs. This experience has provided Mr. Burdumy with experience and insight which is beneficial to the Company.

One
Richard I. Goldstein Age: 57 Director	Since 2015

Richard Goldstein is managing director of Liberty Associated Partners, LP (“LAP”) since 2000 and Associated Partners, LP (“AP”) since 2006, both investment funds that make private and public market investments in communications, media, Internet and energy companies. Prior to joining LAP and AP, Mr. Goldstein was vice president of The Associated Group, Inc. (“AGI”), a multi-billion dollar publicly traded owner and operator of communications-related businesses and assets. While at AGI, he assisted in establishing Teligent, Inc., of which he was a director, and was responsible for operating AGI’s cellular telephone operations. Mr. Goldstein is currently a member of the board of directors of Ubicquia LLC. He is a member of the board of trustees of The Shipley School and has counseled many early stage companies.

Mr. Goldstein serves as a member of the board of trustees of FS Energy and Power Fund.

Mr. Goldstein received a Bachelor of Science in Business and Economics from Carnegie Mellon University and received training at the Massachusetts Institute of Technology in Management Information Systems.

Mr. Goldstein has extensive experience as a senior executive and in negotiating investment transactions in a variety of industries. This experience has provided Mr. Goldstein with experience and insight which is beneficial to the Company.

			One	FS Energy and Power Fund

INDEPENDENT DIRECTORS
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Jerel A. Hopkins Age: 47 Director	Since 2013

Jerel A. Hopkins has served as Vice President and Associate General Counsel of Delaware Management Holdings, Inc., a diversified asset management firm and an affiliate of Macquarie Group Limited, since November 2004. Prior to joining Delaware Management Holdings, Inc., Mr. Hopkins served as an attorney in the corporate and securities department of the law firm Klehr Harrison from January 2000 to November 2004. Mr. Hopkins served as counsel in the division of enforcement and litigation of the Pennsylvania Securities Commission from August 1997 to December 1999 and as lead counsel of the internet fraud unit from January 1999 to December 1999. In addition, Mr. Hopkins served as special counsel on behalf of the Pennsylvania Securities Commission to the North American Securities Administrators Association, Inc. from January 1999 to December 1999. Mr. Hopkins has also served on the board of trustees of the Philadelphia College of Osteopathic Medicine since February 2012 and on the board of directors of Delaware Management Trust Company since July 2008. Mr. Hopkins received his B.S. from the Wharton School of the University of Pennsylvania and his J.D. from Villanova University School of Law.

Mr. Hopkins has significant experience in corporate and securities law matters and has served as a member of a number of boards. This experience has provided Mr. Hopkins with experience and insight which is beneficial to the Company.

One

INDEPENDENT DIRECTORS
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Robert E. Keith, Jr. Age: 76 Director	Since 2012

Robert E. Keith, Jr. is a managing director of TL Ventures, a venture capital firm that Mr. Keith co-founded in 1988. Prior to founding TL Ventures, Mr. Keith enjoyed a 22-year career at Fidelity Bank in Philadelphia, a leading regional commercial financial institution, where he last served as vice-chairman responsible for most of the bank’s commercial lending and non-banking subsidiaries. During his tenure at Fidelity Bank, Mr. Keith oversaw significant growth and market expansion as well as entry into new service markets such as investment banking. Mr. Keith has served on the boards of directors of numerous public and private companies, including Noble Biomaterials Inc., where he has served since 2007. He previously served as a director and a member of the audit and compensation committees of Square 1 Financial, Inc. from 2009 to 2014. He also serves on the boards of numerous charitable organizations and trade associations, including serving from 2000 until 2015 on the board of The Reinvestment Fund, a $1.5 billion not-for-profit community investment institution, and from 2000 to 2015 on the board of Ben Franklin Technology Partners of Southeastern Pennsylvania, an independent not-for-profit economic development organization supporting technology-based enterprises. Mr. Keith has previously served on the board of directors of numerous companies, including Actua Corporation (formerly ICG Group, Inc.), a publicly traded venture capital firm, from 1996 to February 2010 and Safeguard Scientifics, Inc. from 1996 to August 2009. For his contributions in the venture capital field, Mr. Keith was awarded the Blair Thompson award for lifetime achievement in venture capital by the Greater Philadelphia Venture Capital Group in 1999. Mr. Keith is a graduate of Amherst College and Temple University School of Law.

Mr. Keith’s extensive experience in the finance and venture capital industries provide him with attributes that are beneficial to the Company. The Board also noted his experience as a member of the board of directors of various public and private companies and community organizations.

			One	Square 1 Financial

INDEPENDENT DIRECTORS
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Paul Mendelson Age: 72 Director	Since 2012

Paul Mendelson served as the chief financial officer of Lincoln Investment Planning, Inc., a broker-dealer and registered investment adviser (“Lincoln Investment”), from 1994 until February 2011 and currently serves as a senior advisor for business development for Lincoln Investment. As chief financial officer, Mr. Mendelson was responsible for all financial reporting, controls, planning and regulatory issues. His activities also included acquisitions, consulting with independent branch offices and negotiating contracts, and, as a member of the executive committee, he participated in strategic planning. Mr. Mendelson has also been a member of the Board of Managers of Lincoln Investment Capital Holdings, LLC (the owner of Lincoln Investment) since November 2015. Mr. Mendelson previously served as a member of the board of directors of FS Investment Corporation from November 2008 through March 2015, and also served as a member of FS Investment Corporation’s audit committee and valuation committee. Mr. Mendelson previously served as a member of the board of trustees of FS Energy and Power Fund from September 2010 through March 2012, as well as a member of FS Energy and Power Fund’s audit committee and chairman of its valuation committee from May 2011 through March 2012. From 1996 to 1999, Mr. Mendelson also led the technology and operations divisions of Lincoln Investment. Prior to joining Lincoln Investment in 1994, Mr. Mendelson spent 20 years in various positions, including controller, chief financial officer, vice president, president and trustee for a group of commonly-owned, privately-held businesses, in industries including manufacturing, retail, service and real estate.

In addition, Mr. Mendelson spent two years with Arthur Andersen and Company, an international public accounting firm. Mr. Mendelson received a B.S. degree in Accounting from Lehigh University and an M.B.A. degree from the Wharton School of the University of Pennsylvania. He is a member of the American Institute of Certified Public Accountants and holds a Series 27 Securities License.

Mr. Mendelson has extensive experience concerning financial reporting, controls, planning and regulatory issues by virtue of his previous position as chief financial officer of a broker-dealer and registered investment adviser and various other positions he held during the twenty years prior thereto. In addition, the Board considered his B.S. degree in accounting and his M.B.A. to be beneficial to the Company.

			One	None

INDEPENDENT DIRECTORS
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
John E. Stuart Age: 74 Lead Independent Director	Since 2012

John E. Stuart is the managing partner of Strategic Business Options, LLC, a strategic consulting firm that he founded in January 2011. Mr. Stuart previously served as the chief executive officer of ConvergeOne, a leading independent integrator of communications, collaboration and customer interaction solutions for businesses in the United States, from 2003 through May 2009, where he was responsible for managing all aspects of the business. From 1999 to 2000, he was chief executive officer of StorNet, a nationwide value-added systems integrator. He previously was chairman and chief executive officer of IKON Office Solutions, a provider of office products, from 1985 to 1998. Mr. Stuart also serves as a member of the board of directors and lead independent director of FS Investment Corporation IV and as a member of the board of directors of Altura Communications, a leading provider of communications applications, equipment and services for voice and data networking solutions, a position he has held since June 2011. Mr. Stuart served from 1996 to 2004 as a member of the board of directors and as chairman of the audit committee of Foster Wheeler, Inc., a global engineering and construction contractor and power equipment supplier. From March 2009 through August 2009, he served as chairman of the board of LifeCare Gateway, a consulting firm that provides financial advisors with a practice management program that addresses their clients’ life care needs. Mr. Stuart received both an undergraduate degree in business and a Masters in Business Administration from Pace University’s Lubin School of Business.

Mr. Stuart has significant experience as an entrepreneur and senior executive at public and private organizations. Mr. Stuart also has extensive experience in corporate finance, financial reporting and accounting and controls. This experience has provided Mr. Stuart with experience and insight which is beneficial to the Company.

Two

INDEPENDENT DIRECTORS
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Scott J. Tarte Age: 56 Director	Since 2012

Scott J. Tarte has been the chief executive officer of Sparks Marketing Group, Inc. (“Sparks”), since 2001, when he and other investors purchased a controlling interest in Sparks, which at the time was a publicly-traded company. Mr. Tarte was later involved in taking Sparks private in 2005. Sparks manages all aspects of experiential marketing for Fortune 1000 companies, and designs and manufactures store fixtures for leading retail companies. Since July 2010, Mr. Tarte has been a managing director of Gabriel Investments, an early stage venture capital fund focused on investments within the Philadelphia entrepreneurial community. Mr. Tarte also serves on the board of trustees of FS Series Trust. Prior to 2001, Mr. Tarte was chief operating officer of Travel One, a single office New Jersey-based travel agency which he helped grow into the sixth largest corporate travel management company in the United States, with revenues of $900 million and a staff of 1,400 employees. In 1999, Mr. Tarte and his partners sold Travel One to American Express, where Mr. Tarte stayed on for two years to create a $3 billion travel management division within American Express. Mr. Tarte currently serves as a director of Sidecar, an automated online marketing platform for e-commerce companies, a position he has held since January 2011. He previously served as a director of First Priority Bank, a position he held from 2006 through December 2008. Mr. Tarte has an undergraduate degree from the University of Pennsylvania and a law degree from Fordham University.

Mr. Tarte has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him with experience and insight which is beneficial to the Company.

			One	FS Series Trust

INTERESTED DIRECTORS(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Michael C. Forman Age: 57 Chairman of the Board and Chief Executive Officer	Since 2011

Michael C. Forman is chairman and chief executive officer of FS Investments and has been leading the Company since its inception. He has served as the chairman and chief executive officer of the Advisor since its inception. Mr. Forman also currently serves as chairman, president and/or chief executive officer of certain of the other business development companies (“BDC”) in the Fund Complex and the other funds sponsored by FS Investments. Prior to founding FS Investments, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Franklin Institute, Drexel University and the Philadelphia Center City District Foundation. He is also Chairman of Vetri Community Partnership. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including the Advisor. Mr. Forman’s experience and his positions as the Company’s and the Advisor’s chief executive officer make him a significant asset to the Company.

			Four	FS Energy and Power Fund; FS Global Credit Opportunities Fund; FS Credit Real Estate Income Trust; FS Credit Income Fund; FS Energy Total Return Fund; FS Series Trust; FS Multi-Alternative Income Fund

INTERESTED DIRECTORS(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Todd Builione Age: 44 President	Since 2018

Todd C. Builione serves as the Company’s president, the president of the other BDCs in the Fund Complex and is a member of the board of directors or board of trustees, as applicable, of the BDCs in the Fund Complex. Mr. Builione joined KKR in 2013 and is a Member of KKR and President of KKR Credit and Markets. Mr. Builione also serves on KKR’s Investment Management and Distribution Committee and its Risk and Operations Committee. Prior to joining KKR, Mr. Builione spent nine years at Highbridge Capital Management, serving as President of the firm, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the board of directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR in 2015. Mr. Builione also serves on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the board of directors of the Pingry School.

Mr. Builione has extensive experience and familiarity with the markets in which the Company primarily invests, along with significant knowledge and prior experience in the management of large businesses in the areas the Company operates in, and portfolio risk management and analytics. Mr. Builione’s experience and his positions as the Company’s and the Advisor’s president make him a significant asset to the Company.

			Six	Six

†

Includes directorships held in (1) any investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act and (3) any company subject to the requirements of Section 15(d) of the Exchange Act, in each case, other than with respect to companies in the Fund Complex.

(1)	The address for each director and director nominee is c/o FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
(2)	Directors serve for a one-year term until the next annual meeting of stockholders and until their successors are duly elected and qualified.
(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Forman and Builione are each an “interested person” because of their affiliation with the Advisor.

Risk Oversight and Board Structure

Board’s Role in Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) reviewing investment strategies, techniques and the processes used to manage related risks; (4) overseeing the Company’s investment valuation process through the Board’s Valuation Committee that operates pursuant to authority assigned to it by the Board; (5) meeting with representatives of, or reviewing reports prepared by or with respect to, key service providers, including the investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; (6) reviewing periodically, and at least annually, the Company’s fidelity bond, directors and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; and (7) overseeing the Company’s accounting and financial reporting processes, including supervision of the Company’s independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues.

The Board also performs its risk oversight responsibilities with the assistance of the Company’s Chief Compliance Officer. The Board receives a quarterly report from the Chief Compliance Officer, who reports on, among other things, the Company’s compliance with applicable securities laws and its internal compliance policies and procedures. In addition, the Company’s Chief Compliance Officer prepares a written report annually evaluating, among other things, the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer report, which is reviewed by the Board, addresses at a minimum: (1) the operation and effectiveness of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any material compliance matters that have occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. The Chief Compliance Officer also meets separately in executive session with the Independent Directors at least once each year. In addition to compliance reports from the Company’s Chief Compliance Officer, the Board also receives reports from legal counsel to the Company regarding regulatory compliance and governance matters.

Board Composition and Leadership Structure

Mr. Forman, who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as the Chief Executive Officer of the Company and Chairman of the Board. The Board believes that Mr. Forman, as co-founder and Chief Executive Officer of the Company, is the director with the most knowledge of the Company’s business strategy and is best situated to serve as Chairman of the Board. The Charter, as well as regulations governing BDCs generally, requires that a majority of the Board be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

While the Company currently does not have a policy mandating a lead Independent Director, the Board believes that having an Independent Director fill the lead director role is appropriate. On May 5, 2016, the Board appointed Mr. Stuart as lead Independent Director. The lead Independent Director, among other things, works with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, chairs any meeting of the Independent Directors in executive session, facilitates communications between other members of the Board and the Chairman of the Board and/or the Chief Executive Officer and otherwise consults with the Chairman of the Board and/or the Chief Executive Officer on matters relating to corporate governance and Board performance.

The Board has concluded that its structure is appropriate given the current size and complexity of the Company and the extensive regulation to which the Company is subject as a BDC.

Board Meetings and Attendance

The Board met twenty-eight times during the fiscal year ended December 31, 2017, including four regular quarterly meetings. Each director attended at least 75% of the aggregate of all meetings of the Board to which they were invited during 2017. The Company does not have a formal policy regarding director attendance at an annual meeting of stockholders. None of the directors attended the Company’s 2017 annual meeting of stockholders.

Committees of the Board

The Board has established three standing committees of the Board, which consist of an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee. The Board has not established a standing compensation committee because the executive officers of the Company do not receive any direct compensation from the Company. The Board, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on, among other things, a review of data of comparable BDCs. The Board may also engage compensation consultants from time-to-time, following consideration of certain factors related to such consultants’ independence.

Audit Committee

The Board has established an Audit Committee that operates pursuant to a charter and consists of three members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Keith, Mendelson (Chairman) and Stuart, each an Independent Director. The Board has determined that Messrs. Mendelson and Stuart are “audit committee financial experts” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The primary function of the Audit Committee is to oversee the integrity of the Company’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), and reviewing the independence of the Company’s independent accountants. The Audit Committee held six meetings during 2017. Each member of the Audit Committee attended all of the meetings held during 2017, with the exception of Mr. Keith. The Audit Committee charter can be accessed via the Company’s website at www.fsinvestments.com/support/articles/corporate-governance-fsicii.

Valuation Committee

The Board has established a Valuation Committee that operates pursuant to a charter and the authority assigned to it by the Board and consists of four members, including a Chairman of the Valuation Committee. The Valuation Committee members are Ms. Adams and Messrs. Goldstein, Mendelson and Tarte (Chairman). The primary function of the Valuation Committee is to establish guidelines and make recommendations to the Board on matters relating to the valuation of the Company’s investments. The Valuation Committee held four meetings during 2017. Each member of the Valuation Committee attended all of the meetings held during 2017.

Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter and consists of two members, including a Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee members are Messrs. Keith and Stuart. The primary function of the Nominating and Corporate Governance Committee is to consider and make recommendations to the Board regarding certain governance matters, including selection of directors for election by stockholders, selection of director nominees to fill vacancies on the Board or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the evaluation of the Board. The Nominating and Corporate Governance Committee held three meetings during 2017. Mr. Stuart attended all of the meetings held during 2017 and Mr. Keith attended 67% of the meetings to which he was invited.

When nominating director candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate in accordance with its charter. Among the qualifications considered in the selection of candidates, the Nominating and Corporate Governance Committee considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board, including, when applicable, to enhance the ability of the Board or committees of the Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard including, but not limited to, the 1940 Act and rules promulgated by the SEC. Each of the director nominees was approved by the members of the Nominating and Corporate Governance Committee and the entire Board.

The Nominating and Corporate Governance Committee considers candidates suggested by its members and other Board members, as well as the Company’s management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board must provide notice to the Secretary of the Company in accordance with the requirements set forth in the Company’s Third Amended and Restated Bylaws, which are described in greater detail under the heading “Submission of Stockholder Proposals.” Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director. The Nominating and Corporate Governance Committee charter can be accessed via the Company’s website at www.fsinvestments.com/support/articles/corporate-governance-fsicii.

Communications Between Interested Parties and the Board

The Board welcomes communications from interested parties. Interested parties may send communications to the Board or to any particular director to the following address: c/o FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Interested parties should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Information about Executive Officers Who Are Not Directors

The following table sets forth certain information regarding the executive officers of the Company who are not directors of the Company. Each executive officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Name, Address and Age	Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years
William Goebel Age: 44	Chief Financial Officer, Treasurer	Since 2016; 2011-2014	William Goebel has served as the Company’s chief financial officer since September 2016 and previously served as the Company’s chief financial officer from July 2011 to September 2014. Mr. Goebel also serves as chief financial officer for certain of the other BDCs in the Fund Complex and certain other funds sponsored by FS Investments. Prior to joining FS Investments, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Goebel serves on the board of directors of Philadelphia Reads (and serves as treasurer and chairs the audit committee of that board).

Daniel Pietrzak Age: 43	Chief Investment Officer	Since 2018	Daniel Pietrzak has served as the Company’s chief investment officer since April 2018. Mr. Pietrzak also currently serves as the chief investment officer of certain of the other BDCs in the Fund Complex. Mr. Pietrzak joined KKR Credit in 2016 and is a Member of KKR and the Co-Head of Private Credit. Mr. Pietrzak is a portfolio manager for KKR Credit’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR, Mr. Pietrzak was a Managing Director and the Co-Head of Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

Name, Address and Age	Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years

Stephen S. Sypherd Age: 41	General Counsel, Secretary	Since 2013	Stephen S. Sypherd has served as the Company’s secretary since January 2013 and as the Company’s general counsel since April 2018. He previously served as the Company’s vice president and treasurer. Mr. Sypherd also currently serves as the general counsel, vice president, treasurer and/or secretary of certain of the other BDCs in the Fund Complex and the other funds sponsored by FS Investments. Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments. Prior to joining FS Investments, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committees of that board).
James F. Volk Age: 55	Chief Compliance Officer	Since 2015	James F. Volk has served as the Company’s chief compliance officer since April 2015. Mr. Volk also serves as the chief compliance officer of certain of the other BDCs in the Fund Complex and the other funds sponsored by FS Investments. He is responsible for all compliance and regulatory issues affecting the Company and the foregoing companies. Before joining FS Investments and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PwC. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting.

Zachary Klehr Age: 39	Executive Vice President	Since 2013	Zachary Klehr has served as the Company’s executive vice president since January 2013. Mr. Klehr also currently serves as executive vice president of certain of the other BDCs in the Fund Complex and the other funds sponsored by FS Investments. Mr. Klehr has also served in various senior officer capacities for FS Investments and its affiliated investment advisers. In this role, he focuses on fund administration, portfolio management, fund operations, technology and client relations. Prior to joining FS Investments, Mr. Klehr served as a vice president at Versa Capital Management (“Versa”), a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.

(1)	The address for each executive officer is c/o FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics (as amended and restated, the “Code of Business Conduct and Ethics”) pursuant to Rule 17j-1 promulgated under the 1940 Act, which applies to, among others, its officers, including its Chief Executive Officer and Chief Financial Officer, as well as the members of the Board. The Company’s Code of Business Conduct and Ethics can be accessed via the Company’s website at www.fsinvestments.com/support/articles/corporate-governance-fsicii. In addition, the Code of Business Conduct and Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Stockholders may also obtain a copy of the Code of Business Conduct and Ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct and Ethics on Form 8-K, as required by the Exchange Act and the rules and regulations promulgated thereunder.

Compensation Discussion and Analysis

The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. As an externally managed BDC, services necessary for the Company’s business are provided by individuals who are employees of the Advisor or its affiliates or by individuals who were contracted by the Company, the Advisor or their respective affiliates to work on behalf of the Company, pursuant to the terms of the investment advisory and administrative services agreement between the Company and the Advisor, dated April 9, 2018 (the “FS/KKR Advisor investment advisory and administrative services agreement”). Each of the Company’s executive officers is an employee of the Advisor or its affiliates or an outside contractor, and the day-to-day investment operations and administration of the Company’s portfolio are managed by the Advisor. In addition, the Company will reimburse the Advisor for the Company’s allocable portion of expenses incurred by the Advisor in performing its obligations under the FS/KKR Advisor investment advisory and administrative services agreement. Historically, the Company reimbursed FSIC II Advisor, LLC (“FSIC II Advisor”), pursuant to an investment advisory and administrative services agreement between the Company and FSIC II Advisor, dated February 8, 2012 (the “FSIC II Advisor investment advisory and administrative services agreement”). The FSIC II Advisor investment advisory and administrative services agreement was replaced by the FS/KKR Advisor investment advisory and administrative services agreement.

Director Compensation

The Company does not pay compensation to its directors who also serve in an executive officer capacity for the Company or the Advisor.

Directors who do not also serve in an executive officer capacity for the Company or the Advisor are entitled to receive annual cash retainer fees, fees for participating in quarterly Board and Board committee meetings and certain other Board and Board committee meetings and annual fees for serving as a committee chairperson. These directors are Ms. Adams and Messrs. Burdumy, Goldstein, Hopkins, Keith, Mendelson, Stuart and Tarte.

Amounts payable under the director fees arrangement are determined and paid quarterly in arrears as follows:

Fee	Amount
Annual Board Retainer	$100,000
Annual Lead Independent Director Retainer	$25,000
Board Meeting Fees	$2,500
Annual Committee Chair Retainers:
Audit Committee	$20,000
Valuation Committee	$20,000
Nominating and Corporate Governance Committee	$15,000
Committee Meeting Fees	$1,000

The Company will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each in-person Board committee meeting not held concurrently with a Board meeting.

The table below sets forth the compensation received by each director from (i) the Company and (ii) all of the companies in the Fund Complex, including the Company, in the aggregate, in each case, for service during the fiscal year ended December 31, 2017:

Name of Director	Fees Earned or Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex
David J. Adelman(1)	—	—	—
Todd Builione(1)	—	—	—
Barbara Adams	$119,000	$119,000	$119,000
Stephen T. Burdumy	$115,000	$115,000	$115,000
Michael C. Forman	—	—	—
Richard I. Goldstein	$119,000	$119,000	$119,000
Michael J. Heller(1)	$136,000	$136,000	$374,000
Jerel A. Hopkins	$115,000	$115,000	$115,000
Robert E. Keith, Jr.	$122,000	$122,000	$122,000
Paul Mendelson	$144,000	$144,000	$144,000
John E. Stuart	$148,000	$148,000	$148,000
Scott J. Tarte	$136,500	$136,500	$136,500

(1)	Messrs. Adelman and Heller resigned, effective as of April 9, 2018.
(2)	Mr. Builione joined the Board in 2018 and does not receive fees.

Certain Relationships and Related Party Transactions (dollar amounts in thousands, excluding per share amounts, unless otherwise noted)

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company’s Code of Business Conduct and Ethics generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the Code of Business Conduct and Ethics for any executive officer or member of the Board must be approved by the Board and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act). Prior to the occurrence of a liquidity event (which could include (1) a listing of the Company’s Shares on a national securities exchange, (2) the sale of all or substantially all of the Company’s assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by the Board in which the Company’s stockholders likely will receive cash or shares of a publicly-traded company), all future transactions with affiliates of the Company will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the Board, including a majority of the Independent Directors.

Compensation of the Investment Adviser

Historically, the Company received investment advisory and administrative services from FSIC II Advisor pursuant to the FSIC II Advisor investment advisory and administrative services agreement. The FSIC II Advisor investment advisory and administrative services agreement was replaced by the FS/KKR Advisor investment advisory and administrative services agreement. FSIC II Advisor previously engaged GSO / Blackstone Debt Funds Management LLC (“GDFM”) to act as the Company’s investment sub-adviser pursuant to the investment sub-advisory agreement between FSIC II Advisor and GDFM, dated February 8, 2012 (the “GDFM sub-advisory agreement”). GDFM resigned as the Company’s investment sub-adviser and terminated the investment sub-advisory agreement effective April 9, 2018.

Pursuant to the FS/KKR Advisor investment advisory and administrative services agreement, the Advisor is entitled to an annual base management fee based on the average weekly value of the Company’s gross assets (equal to the total assets set forth on the Company’s consolidated financial statements) and an incentive fee based on the Company’s performance. The base management fee is calculated at an annual rate of 1.5% of the average weekly value of the Company’s gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of the subordinated incentive fee on income, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s Shares (including proceeds from the Company’s distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, the Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of adjusted capital. Thereafter, the Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the FS/KKR Advisor investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains. The Company accrues for the incentive fee on capital gains, which, if earned, is paid annually. The Company accrues the incentive fees on capital gains based on net realized and unrealized gains; however, under the terms of the FS/KKR Advisor investment advisory and administrative services agreement, the fee payable to the Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

Pursuant to the FS/KKR Advisor investment advisory and administrative services agreement, the Advisor oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities and other administrative services. The Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s stockholders and reports filed with the SEC. Pursuant to the FS/KKR Advisor investment advisory and administrative services agreement, the Company reimburses the Advisor no less than monthly for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics consistent with past practice (but solely to the extent such past practice is not inconsistent with the policies of the Advisor). The Company does not reimburse the Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Advisor.

Historically, pursuant to the FSIC II Advisor investment advisory and administrative services agreement, FSIC II Advisor was entitled to an annual base management fee of 2.0% of the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. Pursuant to the GDFM sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FSIC II Advisor under the FSIC II Advisor investment advisory and administrative services agreement with respect to each year. Effective March 5, 2015, FSIC II Advisor contractually agreed to permanently waive 0.25% of its base management fee to which it was entitled under the FSIC II Advisor investment advisory and administrative services agreement, so that the fee received equaled 1.75% of the average weekly value of the Company’s gross assets.

The Company also reimbursed FSIC II Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FSIC II Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments, the Company’s sponsor and an affiliate of FSIC II Advisor, providing administrative services to the Company on behalf of FSIC II Advisor. The amount of this reimbursement for FSIC II Advisor was set at the lesser of (1) FSIC II Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimated it would be required to pay alternative service providers for comparable services in the same geographic location. FSIC II Advisor allocated the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics.

The following table describes the fees and expenses the Company accrued under the FS/KKR Advisor investment advisory and administrative services agreement and the FSIC II Advisor investment advisory and administrative services agreement during the six months ended June 30, 2018 and 2017 and the years ended December 31, 2017 and 2016:

			Six Months Ended June 30,		Year Ended December 31,
Related Party	Source Agreement	Description	2018	2017	2017	2016
FSIC II Advisor and the Advisor	FSIC II Advisor Investment Advisory and Administrative Services Agreement and FS/KKR Advisor Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$40,740	$44,832	$89,974	$85,475
FSIC II Advisor and the Advisor	FSIC II Advisor Investment Advisory and Administrative Services Agreement and FS/KKR Advisor Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$7,055	$32,215	$61,481	$62,329
FSIC II Advisor and the Advisor	FSIC II Advisor Investment Advisory and Administrative Services Agreement and FS/KKR Advisor Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$1,572	$1,731	$3,329	$3,736

(1)

FSIC II Advisor agreed, effective March 5, 2015, to permanently waive 0.25% of its base management fee to which it is entitled under the FSIC II Advisor investment advisory and administrative services agreement so that the fee received equals 1.75% of the average value of the Company’s gross assets. As a result, the amounts shown for the six months ended June 30, 2018 and 2017 are net of waivers of $3,432 and $6,404, respectively, and the amounts shown for the years ended December 31, 2017 and 2016 are net of waivers of $12,853 and $12,211, respectively. During the six months ended June 30, 2018 and 2017, $44,675 and $43,895, respectively, in base management fees were paid to FSIC II Advisor. During the years ended December 31, 2017 and 2016, $88,989 and $85,394, respectively, in base management fees were paid to FSIC II Advisor. As of June 30, 2018, $18,660 in base management fees were payable to FSIC II Advisor and the Advisor.

(2)

During the six months ended June 30, 2018 and 2017, $24,704 and $33,992, respectively, of subordinated incentive fees on income were paid to FSIC II Advisor. During the years ended December 31, 2017 and 2016, $58,845 and $62,090, respectively, of subordinated incentive fees on income were paid to FSIC II Advisor. As of June 30, 2018, a subordinated incentive fee on income of $1,480 was payable to FSIC II Advisor and the Advisor.

(3)

During the six months ended June 30, 2018 and 2017, $1,297 and $1,669, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC II Advisor and the Advisor and the remainder related to other reimbursable expenses. During the years ended December 31, 2017 and 2016, $3,184 and $3,573, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC II Advisor and the remainder related to other reimbursable expenses. The Company paid $1,210 and $1,394 in administrative services expenses to FSIC II Advisor and the Advisor during the six months ended June 30, 2018 and 2017, respectively. The Company paid $3,553 and $4,336 in administrative services expenses to FSIC II Advisor during the years ended December 31, 2017 and 2016, respectively.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated June 4, 2013 (the “FS Order”), the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC II Advisor, including FS Energy and Power Fund, FS Investment Corporation, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FSIC II Advisor or its affiliated investment advisers. However, in connection with the investment advisory relationship with the Advisor, and in an effort to mitigate potential future conflicts of interest, the Board authorized and directed that the Company (i) withdraw from the FS Order, except with respect to any transaction in which the Company participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor.

Potential Conflicts of Interest

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to the other funds in the Fund Complex, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, the Company relies on the Advisor to manage its day-to-day activities and to implement its investment strategy. The Advisor, FS Investments, KKR Credit and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Company. As a result of these activities, the Advisor, FS Investments, KKR Credit, their employees and certain of their affiliates will have conflicts of interest in allocating their time between the Company and other activities in which they are or may become involved, including the management of the other funds in the Fund Complex.

The Advisor and its affiliates are simultaneously providing investment advisory services to other affiliated entities, including the other funds in the Fund Complex. The Advisor may determine that it is appropriate for the Company and one or more other investment accounts managed by the Advisor or any of its respective affiliates to participate in an investment opportunity. To the extent the Company is able to make co-investments with investment accounts managed by the Advisor or its respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Company and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to the Company and other participating accounts. To mitigate these conflicts, the Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction. As affiliates of FS Investments and KKR Credit currently serve as the investment adviser to other entities and accounts, it is possible that some investment opportunities will be provided to such other entities and accounts rather than to the Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF

THE DIRECTOR NOMINEES.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP, 518 Township Line Road, Suite 300, Blue Bell, Pennsylvania 19422, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. RSM US LLP (formerly McGladrey LLP) acted as the Company’s independent registered public accounting firm for each of the fiscal years ended December 31, 2011 through 2017. The Company knows of no direct financial or material indirect financial interest of RSM US LLP in the Company. A representative of RSM US LLP will be available by telephone to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Although action by the stockholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of RSM US LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018 is not ratified by the stockholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint RSM US LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit related fees, tax fees and all other fees billed to the Company by RSM US LLP for professional services performed for the fiscal years ended December 31, 2017 and 2016:

Fiscal Year	Audit Fees	Audit- Related Fees(1)	Tax Fees	All Other Fees(2)
2017	$400,000	$—	$—	$35,000
2016	$392,500	$—	$—	$64,400

(1)

“Audit-Related Fees” are those fees billed to the Company by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of the Company’s registration statements filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

(2)	“All Other Fees” are those fees, if any, billed to the Company by RSM US LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the Company’s independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Advisor and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management. All of the audit and permitted non-audit services described above for which RSM US LLP billed the Company for the fiscal years ended December 31, 2017 and 2016 were pre-approved by the Audit Committee.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and RSM US LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2017. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with RSM US LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM US LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by RSM US LLP in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP’s communications with the Audit Committee concerning independence, and has discussed with RSM US LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting RSM US LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2017 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC. The Audit Committee also recommended the appointment of RSM US LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

Audit Committee Members:

Paul Mendelson, Chairman

Robert E. Keith Jr.

John E. Stuart

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company’s Third Amended and Restated Bylaws require the Company to hold an annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Company’s outstanding Shares entitled to vote. Any stockholder that wishes to submit a proposal for consideration at a subsequent meeting of the stockholders should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to stockholders must comply with Rule 14a-8 promulgated under the Exchange Act and must be received by the Company in accordance with the Company’s Third Amended and Restated Bylaws and any other applicable law, rule, or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of Shares beneficially owned by the nominee, if any; the date such Shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or that is otherwise required. To date, the Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement.

Pursuant to the Company’s Third Amended and Restated Bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company’s principal executive office before July 19, 2019, but not before June 19, 2019, which such dates are the 90th day and 120th day, respectively, prior to the first anniversary of the date of mailing of the notice for the 2018 meeting of stockholders. In the event that the date of mailing of the notice for the Company’s 2019 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for 2018 annual meeting of stockholders, which is expected to mailed on or about October 17, 2018, a notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for the 2019 annual meeting of stockholders and not later than close of business on the later of the 90th day prior to the date of mailing of the notice for the 2019 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of mailing of the notice for the 2019 annual meeting of stockholders is first made. The timely submission of a proposal does not guarantee its inclusion.

Any stockholder proposals submitted pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in the Company’s proxy statement and form of proxy for the 2019 annual meeting of stockholders must be received by the Company on or before July 19, 2019 (or if the 2019 annual meeting of stockholders is held more than 30 days before or after the first anniversary of the 2018 annual meeting of stockholders, the Company must receive such proposal within a reasonable time prior to the Company beginning to print and distribute proxy materials for such meeting). Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Corporate Secretary.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INVESTMENT ADVISER AND ADMINISTRATOR

AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	SUB-ADMINISTRATOR
FS/KKR Advisor, LLC 201 Rouse Boulevard Philadelphia, PA 19112	State Street Bank and Trust Company One Lincoln Street Mailstop SUM 0703 Boston, MA 02111

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

FS INVESTMENT CORPORATION II 201 ROUSE BOULEVARD PHILADELPHIA, PA 19112	VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
GENERAL QUESTIONS
1-855-486-7904
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FS INVESTMENT CORPORATION II				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors			☐	☐	☐
	Nominees:

	01.	Barbara Adams	05.	Jeffrey K. Harrow
	02.	Frederick Arnold	06.	James H. Kropp
	03.	Brian R. Ford	07.	Joseph P. Ujobai
	04.	Michael J. Hagan

The Board of Directors recommends you vote FOR the following proposal:								For	Against	Abstain

2.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.							☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date	Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

FS INVESTMENT CORPORATION II

Annual Meeting of Stockholders

December 3, 2018

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael C. Forman and Stephen S. Sypherd, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders of FS Investment Corporation II, a Maryland corporation (the “Company”), to be held at 10:00 a.m., Eastern Time, on Monday, December 3, 2018, at the offices of the Company located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Annual Meeting”), and vote as designated on the reverse side of this proxy card all of the shares of common stock, par value $0.001 per share, of the Company (“Shares”) held of record by the undersigned. The proxy statement and the accompanying materials or a Notice of Internet Availability of Proxy Materials are being mailed on or about October 17, 2018 to stockholders of record as of October 10, 2018 and are available at www.proxyvote.com. All properly executed proxies representing Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon.

If no specification is made, the Shares will be voted (1) FOR the proposal to elect each of the director nominees listed in Proposal 1 and (2) FOR the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of directors of the Company knows of no other business to be presented at the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Continued and to be signed on reverse side